Exhibit 99.3

FIRST QUARTER 2011

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

The following should be read in conjunction with the financial statements, notes and other information contained in the Company’s 2010 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

This information is preliminary and based on company data available at the time of the presentation

In the presentation that follows and related comments by Ally Financial Inc. (“Ally”) management, the use of the words “expect,” “anticipate,” “estimate,” “forecast,” “initiative,” “objective,” “plan,” “goal,” “project,” “outlook,” “priorities,” “target,” “intend,” “evaluate,” “pursue,” “seek,” “may,” “would,” “could,” “should,” “believe,” “potential,” “continue,” or similar expressions is intended to identify forward-looking statements. All statements herein and in related management comments, other than statements of historical fact, including without limitation, statements about future events and financial performance, are forward-looking statements that involve certain risks and uncertainties. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, these statements are not guarantees of any events or financial results, and Ally’s actual results may differ materially due to numerous important factors that are described in the most recent reports on SEC Forms 10-K and 10-Q for Ally, each of which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: maintaining the mutually beneficial relationship between Ally and General Motors (“GM”), and Ally and Chrysler; the profitability and financial condition of GM and Chrysler; securing low cost funding for us and Residential Capital, LLC (“ResCap”); our ability to realize the anticipated benefits associated with being a bank holding company, and the increased regulation and restrictions that we are now subject to; any impact resulting from delayed foreclosure sales or related matters; the potential for legal liability resulting from claims related to the sale of private-label mortgage-backed securities; risks related to potential repurchase obligations due to alleged breaches of representations and warranties in mortgage securitization transactions; changes in U.S. government-sponsored mortgage programs or disruptions in the markets in which our mortgage subsidiaries operate; continued challenges in the residential mortgage markets; the continuing negative impact on ResCap and our mortgage business generally due to the recent decline in the U.S. housing market; uncertainty of our ability to enter into transactions or execute strategic alternatives to realize the value of our ResCap operations; the potential for deterioration in the residual value of off-lease vehicles; disruptions in the market in which we fund our operations, with resulting negative impact on our liquidity; changes in our accounting assumptions that may require or that result from changes in the accounting rules or their application, which could result in an impact on earnings; changes in the credit ratings of Ally, ResCap, Chrysler, or GM; changes in economic conditions, currency exchange rates or political stability in the markets in which we operate; and changes in the existing or the adoption of new laws, regulations, policies or other activities of governments, agencies and similar organizations (including as a result of the Dodd-Frank Act).

Investors are cautioned not to place undue reliance on forward-looking statements. Ally undertakes no obligation to update publicly or otherwise revise any forward-looking statements except where expressly required by law. Reconciliation of non-GAAP financial measures included within this presentation are provided in this presentation.

Use of the term “loans” describes products associated with direct and indirect lending activities of Ally’s global operations. The specific products include retail installment sales contracts, loans, lines of credit, leases or other financing products. The term “originate” refers to Ally’s purchase, acquisition or direct origination of various “loan” products.

1Q 2011 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
North American Automotive Finance	9-10
International Automotive Finance	11-12
Insurance	13
Mortgage Origination and Servicing	14
Legacy Portfolio and Other	15
ResCap Key Financial Information	16
Mortgage Operations Asset Breakout	17
Corporate and Other	18

Credit Related Information	19-21

Supplemental Detail
Capital	22
Liquidity	23
Deposits	24
Ally Bank Consumer Mortgage HFI Portfolio	25
Mortgage Repurchase Reserves	26
Discontinued Operations	27
Ownership	28

1Q 2011 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
Selected Income Statement Data
Total net revenue (ex. OID)	$1,933	$2,209	$2,357	$2,389	$2,247	$(276)	$(314)
Provision for loan losses	113	71	9	218	144	42	(31)
Controllable expenses (1)	874	923	838	840	906	(49)	(32)
Other noninterest expenses	518	682	875	604	613	(164)	(95)

Core pre-tax income (2)	$428	$533	$635	$727	$584	$(105)	$(156)
Core OID amortization expense (3) (4)	326	301	310	292	397	25	(71)
Income tax (benefit) expense	(68)	36	48	33	36	(104)	(104)
(Loss) income from discontinued operations	(24)	(117)	(8)	163	11	93	(35)

Net income	$146	$79	$269	$565	$162	$67	$(16)

Selected Balance Sheet Data (Period-End)
Total assets	$173,704	$172,008	$173,191	$176,802	$179,427	$1,696	$(5,723)
Consumer loans	68,407	63,017	60,185	55,346	51,928	5,390	16,479
Commercial loans	38,556	38,912	38,050	37,005	36,293	(356)	2,263
Allowance balance	(1,806)	(1,873)	(2,054)	(2,377)	(2,480)	67	674
Deposits	40,696	39,048	37,957	35,214	32,860	1,648	7,836
Common equity (5)	13,467	13,517	8,797	8,593	8,368	(50)	5,099
Total equity	20,407	20,489	20,977	20,773	20,548	(82)	(141)

Select Financial Ratios
Net interest margin (6)	2.2%	2.3%	2.5%	2.8%	3.0%
Return on average common equity (annualized)	4.3%	3.2%	12.5%	26.7%	7.6%
Return on average assets (annualized)	0.3%	0.2%	0.6%	1.3%	0.4%

Capital Ratios
Tier 1 capital ratio	14.7%	15.0%	15.4%	15.3%	14.9%
Tier 1 common capital ratio	8.4%	8.6%	5.3%	5.2%	5.0%
Total risk-based capital ratio	16.0%	16.4%	16.8%	16.8%	16.4%

(1)	Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses
(2)	Core pre-tax income is a non-GAAP measure, defined as income from continuing operations before taxes and primarily bond exchange original issue discount (“OID”) amortization expense
(3)	Includes $30 million of accelerated OID amortization in 1Q11 and $101 million in 1Q10 from extinguishment of debt
(4)	Core OID for 2Q, 3Q and 4Q 2010 exclude IO and 1Q 2011 excludes IO and 2010 issuances
(5)	Includes common stock and paid-in capital, accumulated deficit and accumulated other comprehensive income
(6)	Excludes OID amortization expense. The impact of historical financial statement restatements for discontinued operations are not reflected in prior periods

1Q 2011 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,623	$1,665	$1,656	$1,617	$1,618	$(42)	$5
Interest on loans held-for-sale	108	140	153	156	215	(32)	(107)
Interest on trading securities	3	3	5	6	1	—	2
Interest and dividends on available-for-sale investment securities	104	87	86	90	99	17	5
Interest-bearing cash	12	16	22	18	14	(4)	(2)
Operating leases	680	751	855	1,011	1,163	(71)	(483)

Total financing revenue and other interest income	2,530	2,662	2,777	2,898	3,110	(132)	(580)
Interest expense
Interest on deposits	172	175	172	155	158	(3)	14
Interest on short-term borrowings	126	127	110	99	111	42	58
Interest on long-term debt	1,410	1,436	1,451	1,409	1,433	(69)	(66)

Total interest expense	1,708	1,738	1,733	1,663	1,702	(30)	6
Depreciation expense on operating lease assets	285	394	454	526	656	(109)	(371)

Net financing revenue	537	530	590	709	752	7	(215)
Other revenue
Servicing fees	371	390	404	384	385	(19)	(14)
Servicing asset valuation and hedge activities, net	(87)	(213)	(27)	(21)	(133)	126	46

Total servicing income, net	284	177	377	363	252	107	32
Insurance premiums and service revenue earned	433	450	470	477	468	(17)	(35)
Gain on mortgage and automotive loans, net	92	404	326	266	271	(312)	(179)
Loss on extinguishment of debt	(39)	—	(2)	(3)	(118)	(39)	79
Other gain on investments, net	84	150	100	112	143	(66)	(59)
Other income, net of losses	216	197	186	173	82	19	134

Total other revenue	1,070	1,378	1,457	1,388	1,098	(308)	(28)
Total net revenue	1,607	1,908	2,047	2,097	1,850	(301)	(243)
Provision for loan losses	113	71	9	218	144	42	(31)
Noninterest expense
Compensation and benefits expense	434	416	392	388	426	18	8
Insurance losses and loss adjustment expenses	186	212	229	224	211	(26)	(25)
Other operating expenses	772	977	1,092	832	882	(205)	(110)

Total noninterest expense	1,392	1,605	1,713	1,444	1,519	(213)	(127)
Income from continuing operations before income tax expense	102	232	325	435	187	(130)	(85)
Income tax (benefit) expense from continuing operations	(68)	36	48	33	36	(104)	(104)

Net income from continuing operations	170	196	277	402	151	(26)	19
(Loss) income from discontinued operations, net of tax	(24)	(117)	(8)	163	11	93	(35)

Net income	$146	$79	$269	$565	$162	$67	$(16)

1Q 2011 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2010	3/31/2010
Assets
Cash and cash equivalents
Noninterest-bearing	$1,652	$1,714	$1,414	$820	$781	$(62)	$871
Interest-bearing	11,294	9,956	11,175	13,528	13,889	1,338	(2,595)

Total cash and cash equivalents	12,946	11,670	12,589	14,348	14,670	1,276	(1,724)
Trading securities	75	240	211	209	144	(165)	(69)
Investment securities	15,401	14,846	11,925	12,710	11,651	555	3,750
Loans held-for-sale, net	7,496	11,411	13,265	10,382	13,998	(3,915)	(6,502)
Finance receivables and loans, net
Finance receivables and loans, net	107,459	102,413	98,718	92,716	89,040	5,046	18,419
Allowance for loan losses	(1,806)	(1,873)	(2,054)	(2,377)	(2,480)	67	674

Total finance receivables and loans, net	105,653	100,540	96,664	90,339	86,560	5,113	19,093
Investment in operating leases, net	8,898	9,128	10,213	11,895	14,003	(230)	(5,105)
Mortgage servicing rights	3,774	3,738	2,746	2,983	3,543	36	231
Premiums receivables and other insurance assets	2,175	2,181	2,169	2,251	2,676	(6)	(501)
Other assets	16,763	17,564	21,817	19,646	18,943	(801)	(2,180)
Assets of operations held-for-sale	523	690	1,592	12,039	13,239	(167)	(12,716)

Total assets	$173,704	$172,008	$173,191	$176,802	$179,427	$1,696	$(5,723)

Liabilities
Deposit liabilities
Noninterest-bearing	$2,064	$2,131	$2,547	$2,276	$1,927	$(67)	$137
Interest-bearing	38,632	36,917	35,410	32,938	30,933	1,715	7,699

Total deposit liabilities	40,696	39,048	37,957	35,214	32,860	1,648	7,836
Short-term borrowings	7,395	7,508	5,914	7,054	7,609	(113)	(214)
Long-term debt	88,139	86,612	87,547	85,205	90,276	1,527	(2,137)
Interest payable	1,850	1,829	1,824	1,692	1,800	21	50
Unearned insurance premiums and service revenue	2,842	2,854	2,937	2,990	3,120	(12)	(278)
Reserves for insurance losses and loss adjustment expenses	828	862	922	962	1,091	(34)	(263)
Accrued expense and other liabilities	11,001	12,126	14,370	11,575	9,914	(1,125)	1,087
Liabilities of operations held-for-sale	546	680	743	11,337	12,209	(134)	(11,663)

Total liabilities	$153,297	$151,519	$152,214	$156,029	$158,879	$1,778	$(5,582)

Equity
Common stock and paid-in capital	$19,668	$19,668	$13,838	$13,829	$13,829	$0	5,839
Mandatorily convertible preferred stock held by U.S. Department of Treasury	5,685	5,685	10,893	10,893	10,893	(0)	(5,208)
Preferred stock	1,255	1,287	1,287	1,287	1,287	(32)	(32)
Accumulated deficit	(6,435)	(6,410)	(5,481)	(5,421)	(5,958)	(25)	(477)
Accumulated other comprehensive income	234	259	440	185	497	(25)	(263)

Total equity	20,407	20,489	20,977	20,773	20,548	(82)	(141)

Total liabilities and equity	$173,704	$172,008	$173,191	$176,802	$179,427	$1,696	$(5,723)

1Q 2011 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010	12/31/2010	3/31/2010
Assets
Interest-bearing cash and cash equivalents	$13,041	$11,447	$16,402	$15,498	$13,462	$1,594	$(421)
Trading securities	318	263	224	177	303	55	15
Investment securities	14,591	11,629	11,151	10,793	11,590	2,962	3,001
Loans held-for-sale, net	8,877	12,438	12,118	12,671	16,861	(3,561)	(7,984)
Total finance receivables and loans, net (2)	104,385	100,296	93,654	89,502	85,259	4,089	19,126
Investment in operating leases, net	8,947	9,564	10,942	12,937	14,883	(617)	(5,936)

Total interest earning assets	150,159	145,637	144,491	141,578	142,358	4,522	7,801
Noninterest-bearing cash and cash equivalents	1,032	1,117	686	85	1,359	(85)	(327)
Other assets	24,898	26,386	39,304	38,899	36,882	(1,488)	(11,984)
Allowance for loan losses	(1,864)	(2,053)	(2,350)	(2,496)	(2,560)	189	696

Total assets	$174,225	$171,087	$182,131	$178,066	$178,039	$3,138	$(3,814)

Liabilities
Interest-bearing deposit liabilities	$38,156	$36,093	$34,583	$32,309	$30,452	$2,063	$7,704
Short-term borrowings	8,559	6,597	8,691	7,375	7,741	1,962	818
Long-term debt (3)	87,060	85,670	85,650	87,964	89,861	1,390	(2,801)

Total interest-bearing liabilities (3)	133,775	128,360	128,924	127,648	128,054	5,415	5,721
Noninterest-bearing deposit liabilities	2,017	2,307	2,345	2,033	1,769	(290)	248
Other liabilities	18,021	19,670	30,050	27,739	27,540	(1,649)	(9,519)

Total liabilities	$153,813	$150,337	$161,319	$157,420	$157,363	$3,476	$(3,550)

Equity
Total equity	20,412	20,750	20,812	20,646	20,676	(338)	(264)

Total liabilities and equity	$174,225	$171,087	$182,131	$178,066	$178,039	$3,138	$(3,814)

Note: The impact of historical financial statement restatements for discontinued operations are not reflected in prior periods

(1)	Average balances are calculated using a combination of monthly and daily average methodologies
(2)	Nonperforming finance receivables and loans are included in the average balances
(3)	Average balance includes $3,000 million related to OID at March 31, 2011

1Q 2011 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
North American Automotive Finance	$518	$589	$551	$592	$612	$(71)	$(94)
International Automotive Finance	40	12	74	95	47	28	(7)
Insurance	134	164	114	108	183	(30)	(49)

Global Automotive Services	692	765	739	795	842	(73)	(150)
Mortgage Origination and Servicing	73	172	425	249	71	(99)	2
Legacy Portfolio and Other (1)	(39)	(49)	(271)	(19)	85	10	(124)

Mortgage Operations	34	123	154	230	156	(89)	(122)
Corporate and Other (ex. OID) (2)	(298)	(355)	(258)	(298)	(414)	57	116

Core pre-tax income (3)	428	533	635	727	584	(105)	(156)
Core OID amortization expense (4)	326	301	310	292	397	25	(71)
Income tax (benefit) expense	(68)	36	48	33	36	(104)	(104)
(Loss) income from discontinued operations	(24)	(117)	(8)	163	11	93	(35)

Net income	$146	$79	$269	$565	$162	$67	$(16)

(1)	Legacy Portfolio and Other segment primarily consists of loans originated prior to Jan. 1, 2009, and includes non-core business activities including portfolios in run off
(2)	Corporate and Other as presented includes Commercial Finance Group (“CFG”), certain equity investments and treasury activities including the residual impacts from the corporate funds transfer pricing and asset liability management (“ALM”) activities
(3)	Core pre-tax income is defined as income from continuing operations before taxes and primarily bond exchange original issue discount (“OID”) amortization expense
(4)	Core OID for 2Q, 3Q and 4Q 2010 exclude IO and 1Q 2011 excludes IO and 2010 issuances

1Q 2011 Preliminary Results	8

ALLY FINANCIAL INC. NORTH AMERICAN AUTO - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
Income Statement
Net financing revenue
Consumer	$668	$629	$604	$567	$539	$39	$129
Commercial	326	386	353	350	336	(60)	(10)
Loans held-for-sale	—	—	14	29	69	—	(69)
Operating leases	651	707	810	958	1,095	(56)	(444)
Interest and dividend income	23	25	29	39	56	(2)	(33)

Total financing revenue and other interest income	1,668	1,747	1,810	1,943	2,095	(79)	(427)

Interest expense	582	575	580	606	616	7	(34)
Depreciation expense on operating lease assets	268	374	430	486	607	(106)	(339)

Net financing revenue	818	798	800	851	872	20	(54)

Other revenue
Servicing fees	45	51	60	55	60	(6)	(15)
Gain on automotive loans, net	—	47	23	66	113	(47)	(113)
Other income	64	59	61	65	30	5	34

Total other revenue	109	157	144	186	203	(48)	(94)

Total net revenue	927	955	944	1,037	1,075	(28)	(148)
Provision for loan losses	46	19	60	106	101	27	(55)
Noninterest expense
Compensation and benefits	116	96	97	93	101	20	15
Other operating expenses	247	251	236	246	261	(4)	(14)

Total noninterest expense	363	347	333	339	362	16	1

Income before income tax expense	$518	$589	$551	$592	$612	$(71)	$(94)

Balance Sheet (Period-End)
Loans held-for-sale	$—	$—	$930	$1,297	$4,424	$—	$(4,424)
Finance receivables and loans, net:
Consumer loans	47,356	41,896	36,717	32,813	28,341	5,460	19,015
Commercial loans	31,598	31,213	29,623	28,383	28,546	385	3,052
Allowance for loan losses	(899)	(946)	(1,027)	(1,100)	(1,103)	47	204

Total finance receivables and loans, net	$78,055	$72,163	$65,313	$60,096	$55,784	$5,892	$22,271
Other assets	9,607	9,730	11,052	12,753	14,578	(123)	(4,971)

Total assets	$87,662	$81,893	$77,295	$74,146	$74,786	$5,769	$12,876

1Q 2011 Preliminary Results	9

ALLY FINANCIAL INC. NORTH AMERICAN AUTO - KEY STATISTICS

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
U.S. Market
SAAR (units in millions)	13.0	12.3	11.6	11.3	11.0	0.7	2.1
Industry light vehicle sales (units in millions)	3.0	3.0	3.0	3.1	2.5	0.1	0.5
GM market share	19.4%	19.5%	18.6%	19.7%	18.8%
Chrysler market share	9.4%	9.0%	9.8%	9.6%	9.2%

NAO Total Consumer Originations by Type ($ in billions)
New	$7.8	$7.5	$7.2	$7.0	$4.9	$0.3	$2.9
Lease	2.2	1.4	1.0	0.8	0.7	0.8	1.5
Used	2.4	1.4	1.2	1.3	1.1	1.0	1.3

Total NAO	$12.4	$10.2	$9.4	$9.1	$6.7	$2.1	$5.7

NAO Ally Consumer Penetration
GM	50.9%	49.7%	36.7%	36.2%	34.3%
Chrysler	30.4%	32.2%	42.3%	45.1%	35.9%

U.S. Ally Consumer Penetration
GM	51.9%	49.7%	34.2%	34.4%	33.5%
Chrysler	33.7%	36.3%	49.4%	52.5%	42.1%

U.S. Ally Consumer Originations (1) ($ in billions)
GM new retail subvented	$1.8	$2.0	$1.7	$1.6	$1.3	$(0.1)	$0.5
GM new retail standard	3.3	2.9	2.0	2.0	1.6	0.4	1.7
Chrysler new retail subvented	0.5	0.6	1.3	1.3	0.6	(0.1)	(0.1)
Chrysler new retail standard	1.0	0.8	1.0	0.9	0.7	0.2	0.3
Diversified new	0.5	0.3	0.2	0.2	0.1	0.2	0.4
Lease (2)	2.2	1.4	1.0	0.8	0.7	0.8	1.5
Used	2.3	1.3	1.2	1.2	1.0	1.0	1.3

Total U.S. originations	$11.6	$9.3	$8.3	$8.0	$6.0	$2.3	$5.6

NAO Ally Consumer Originations ($ in billions)
Total U.S. originations	$11.6	$9.3	$8.3	$8.0	$6.0	$2.3	$5.6
Total Canada originations	0.8	1.0	1.1	1.1	0.7	(0.2)	0.1

Total NAO originations	$12.4	$10.2	$9.4	$9.1	$6.7	$2.1	$5.7

U.S. Ally Consumer Originations - Additional Data
Number of contracts originated (# in thousands)	462	351	309	302	223	110	239
GM subvented (% based on # of new GM units originated) (3)	46%	44%	44%	42%	46%
Chrysler subvented (% based on # of new Chrysler units originated) (3)	46%	50%	58%	59%	50%
Average original term in months	63	62	64	64	65	1	(2)

U.S. Ally Floorplan (4)
GM penetration	82.3%	81.0%	82.9%	82.4%	84.2%
Chrysler penetration	69.9%	71.6%	71.0%	71.4%	71.4%
Wholesale outstandings (avg. $ in billions)	$23.6	$24.1	$21.7	$21.1	$20.0	$(0.5)	$3.5

Loan Book - NAO Key Statistics ($ in billions)
Dollar amount of contracts outstanding at end of period	$56	$51	$47	$45	$46	$5	$10
Dollar amount of new GM wholesale outstanding (average)	$15	$17	$15	$15	$14	$(1)	$2
Dollar amount of new Chrysler wholesale outstanding (average)	$7	$7	$6	$6	$5	$1	$2

U.S. Off-Lease Remarketing
Sales proceeds on scheduled lease terminations (36-month) per vehicle - Serviced	$19,615	$20,218	$19,482	$18,990	$19,059	$(604)	$556
Off-lease vehicles terminated - Serviced (# in units)	91,336	84,167	99,907	96,073	96,056	7,169	(4,720)
Sales proceeds on scheduled lease terminations (36-month) per vehicle - On-balance sheet	$19,871	$20,223	$19,485	$18,994	$19,036	$(352)	$835
Off-lease vehicles terminated - On-balance sheet (# in units)	91,270	83,598	97,215	87,421	84,722	7,672	6,548

(1)	Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers.
(2)	Includes GM and Chrysler lease originations
(3)	Represents subvented originations inclusive of leases not subject to exclusivity agreements
(4)	Penetration rates are based on the trailing four month average end of period dealer stocks

1Q 2011 Preliminary Results	10

ALLY FINANCIAL INC. INTERNATIONAL AUTO - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
Income Statement
Net financing revenue
Consumer	$287	$268	$264	$264	$279	$19	$8
Commercial	104	102	94	92	102	2	2
Loans held-for-sale	—	3	3	5	4	(3)	(4)
Operating leases	29	43	44	52	66	(14)	(37)
Interest and dividend income	26	19	26	6	8	7	18

Total financing revenue and other interest income	446	435	431	419	459	11	(13)

Interest expense	258	252	233	207	232	6	26
Depreciation expense on operating lease assets	17	25	24	39	49	(8)	(32)

Net financing revenue	171	158	174	173	178	13	(7)

Other revenue
Gain on automotive loans, net	—	6	5	3	7	(6)	(7)
Other income	75	57	71	82	85	18	(10)

Total other revenue	75	63	76	85	92	12	(17)

Total net revenue	246	221	250	258	270	25	(24)
Provision for loan losses	37	29	(5)	9	21	8	16
Noninterest expense
Compensation and benefits	44	35	41	44	44	9	—
Other operating expenses	125	145	140	110	158	(20)	(33)

Noninterest expense	169	180	181	154	202	(11)	(33)

Income from cont. ops before income tax expense	$40	$12	$74	$95	$47	$28	$(7)

Balance Sheet (Period-End)
Cash, trading and investment securities	$157	$205	$289	$631	$820	$(48)	$(663)
Loans held-for-sale	—	—	119	168	971	—	(971)
Finance receivables and loans, net:
Consumer loans	9,512	9,359	9,378	8,902	9,773	153	(261)
Commercial loans	5,128	4,814	4,309	4,125	4,173	314	955
Allowance for loan losses	(207)	(186)	(177)	(199)	(222)	(21)	15

Total finance receivables and loans, net	$14,433	$13,987	$13,510	$12,828	$13,724	$446	$709
Other assets	1,705	1,787	3,582	2,969	3,863	(82)	(2,158)

Total assets	$16,295	$15,979	$17,500	$16,596	$19,378	$316	$(3,083)

1Q 2011 Preliminary Results	11

ALLY FINANCIAL INC. INTERNATIONAL AUTO - KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
Consumer Originations
Germany	$287	$326	$277	$258	$259	$(38)	$29
Brazil	476	599	488	331	295	(123)	180
U.K.	155	195	210	209	120	(40)	34
Mexico	157	169	118	112	141	(13)	16
China (1)	588	944	679	507	456	(356)	132
Other	235	255	225	224	215	(20)	20

Total Continuing International Operations	$1,898	$2,488	$1,997	$1,640	$1,487	$(590)	$411

Consumer Origination Statistics (Continuing Operations)
Number of contracts originated (# thousands)	131	175	144	116	102	(44)	29
Dollar amount of contracts originated	$1,898	$2,488	$1,997	$1,640	$1,487	$(590)	$411
Dollar amount of retail contracts outstanding at end of period	$9,513	$9,359	$9,378	$8,902	$9,773	$153	$(260)
GM subvented (% based on # of GM units originated) (2)	47%	49%	47%	35%	38%

Mix of retail & lease contract originations (% based on # of units)
New	93%	96%	95%	95%	95%
Used	7%	4%	5%	5%	5%

(1)	Originations in China are part of a joint-venture in which Ally owns a minority interest
(2)	Represents subvented originations inclusive of leases not subject to exclusivity agreements

1Q 2011 Preliminary Results	12

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
Income Statement
Insurance premiums and other income
Insurance premiums and service revenue earned	$427	$445	$462	$469	$460	$(18)	$(33)
Investment income	80	135	89	86	141	(55)	(61)
Other income	13	19	16	18	20	(6)	(7)

Total insurance premiums and other income	520	599	567	573	621	(79)	(101)
Expense
Insurance losses and loss adjustment expenses	173	202	218	224	196	(29)	(23)
Acquisition and underwriting expenses
Compensation and benefit expense	33	30	30	28	29	3	4
Insurance commission expense	129	145	153	154	150	(16)	(21)
Interest and discount expense	51	58	52	59	63	(7)	(12)

Total acquisition and underwriting expense	213	233	235	241	242	(20)	(29)
Total expense	386	435	453	465	438	(49)	(52)

Income from cont. ops before income tax expense	$134	$164	$114	$108	$183	$(30)	$(49)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,537	$5,351	$5,322	$5,004	$5,109	$186	$428
Finance receivables and loans, net	5	5	5	5	5	—	—
Premiums receivable and other insurance assets	2,278	2,270	2,237	2,313	2,732	8	(454)
Other assets	1,204	1,163	1,232	1,230	1,237	41	(33)

Total assets	$9,024	$8,789	$8,796	$8,552	$9,083	$235	$(59)

Key Statistics
Written Premiums
Dealer Products & Services	$246	$221	$259	$251	$226	$25	$21
International	165	124	145	164	197	41	(32)

Total written premiums and revenue	$411	$346	$404	$415	$423	$66	$(12)

Loss ratio	40%	44%	46%	46%	41%
Underwriting expense ratio	48%	50%	49%	50%	50%

Combined ratio	88%	94%	95%	96%	91%

1Q 2011 Preliminary Results	13

ALLY FINANCIAL INC. MORTGAGE ORIGINATION AND SERVICING - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
Income Statement
Net financing (loss) revenue
Total financing revenue and other interest income	$108	$135	$130	$95	$100	$(27)	$8
Interest expense	138	137	125	113	111	1	27

Net financing (loss) revenue	(30)	(2)	5	(18)	(11)	(28)	(19)
Servicing fees	327	338	345	331	326	(11)	1
Servicing asset valuation and hedge activities, net	(87)	(213)	(27)	(21)	(133)	126	46

Total servicing income, net	240	125	318	310	193	115	47
Gain on mortgage loans, net	74	214	214	102	86	(140)	(12)
Other income, net of losses	37	81	77	47	67	(44)	(30)

Total other revenue	351	420	609	459	346	(69)	5

Total net revenue	321	418	614	441	335	(97)	(14)
Provision for loan losses	2	—	5	(35)	1	2	1
Noninterest expense
Compensation and benefits expense	69	67	63	62	75	2	(6)
Representation and warranty expense	(2)	(30)	(33)	21	21	28	(23)
Other operating expense	179	209	154	144	167	(30)	12

Total noninterest expense	246	246	184	227	263	—	(17)

Income from cont. ops before income tax expense	$73	$172	$425	$249	$71	$(99)	$2

Balance Sheet (Period-End)
Cash, trading and investment securities	$18	$24	$26	$(27)	$34	$(6)	$(16)
Loans held-for-sale	5,596	9,442	9,951	6,446	5,450	(3,846)	146
Finance receivables and loans, net:
Consumer loans	2,571	2,368	2,242	2,009	1,618	203	953
Commercial loans	821	1,542	2,039	1,803	1,260	(721)	(439)
Allowance for loan losses	(15)	(15)	(15)	(9)	(44)	—	29

Total finance receivables and loans, net	$3,377	$3,895	$4,266	$3,803	$2,834	$(518)	$543
Other assets	10,173	11,117	11,138	9,792	8,173	(944)	2,000

Total assets	$19,164	$24,478	$25,381	$20,014	$16,491	$(5,314)	$2,673

Key Statistics ($ in billions)
Mortgage Loan Production
Prime conforming	$9.9	$20.0	$15.1	$9.1	$9.5	$(10.1)	$0.4
Prime nonconforming	0.4	0.4	0.4	0.5	0.4	0.0	0.0
Government	1.5	2.8	4.7	3.6	3.1	(1.3)	(1.6)
Other	0.3	0.5	0.3	0.3	0.3	(0.2)	0.0

Total Mortgage Loan Production	$12.2	$23.8	$20.5	$13.5	$13.3	$(11.6)	$(1.1)

Primary Servicing - Period End	$360	$361	$358	$371	$379	$(1)	$(19)

1Q 2011 Preliminary Results	14

ALLY FINANCIAL INC. LEGACY PORTFOLIO AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
Income Statement
Net financing revenue
Total financing revenue and other interest income	$218	$264	$325	$361	$382	$(46)	$(164)
Interest expense	140	166	183	189	189	(26)	(49)

Net financing revenue	78	98	142	172	193	(20)	(115)
Servicing fees	(2)	(1)	(2)	(3)	(2)	(1)	—
Servicing asset valuation and hedge activities, net	—	—	—	—	—	—	—

Total servicing income, net	(2)	(1)	(2)	(3)	(2)	(1)	—
Gain on mortgage loans, net	18	136	84	95	65	(118)	(47)
Other income, net of losses	(4)	(19)	(33)	(20)	(40)	15	36

Total other revenue	12	116	49	72	23	(104)	(11)

Total net revenue	90	214	191	244	216	(124)	(126)
Provision for loan losses	45	23	17	127	6	22	39
Noninterest expense
Compensation and benefits expense	36	15	16	21	21	21	15
Representation and warranty expense	28	210	378	76	29	(182)	(0)
Other noninterest expense	20	15	51	39	75	5	(56)

Total noninterest expense	84	240	445	136	125	(156)	(41)

(Loss) income from cont. ops before income tax expense	$(39)	$(49)	$(271)	$(19)	$85	$10	$(124)

Balance Sheet (Period-End)
Cash, trading and investment securities	$770	$724	$669	$736	$820	$46	$(50)
Loans held-for-sale	1,894	1,969	2,265	2,466	3,119	(75)	(1,225)
Finance receivables and loans, net
Consumer loans (1)	8,969	9,394	11,848	11,622	12,197	(425)	(3,228)
Commercial loans	92	118	172	199	282	(26)	(190)
Allowance for loan losses	(566)	(591)	(669)	(720)	(673)	25	107

Total finance receivables and loans, net	$8,495	$8,921	$11,351	$11,101	$11,806	$(426)	$(3,311)
Other assets	650	694	826	856	1,012	(44)	(362)
Assets of discontinued operations	—	—	471	10,870	11,288	—	(11,288)

Total assets	$11,809	$12,308	$15,582	$26,029	$28,045	$(499)	$(16,236)

(1)	Consumer loans HFI consist primarily of Ally Bank HFI (originated pre-2009) and legacy securitizations

1Q 2011 Preliminary Results	15

ALLY FINANCIAL INC. RESCAP, LLC - KEY FINANCIAL INFORMATION

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
Income Statement
Net income	$40	$63	$38	$364	$110	$(23)	$(69)

Balance Sheet (Period-End)
Cash & cash equivalents	$719	$672	$618	$621	$725	$47	$(6)
Mortgage loans held-for-sale	4,511	4,655	5,127	4,613	5,131	(144)	(620)
Mortgage loans held-for-investment, net	1,194	1,296	3,357	2,759	3,008	(102)	(1,813)
Mortgage servicing rights	2,046	1,992	1,680	1,950	2,413	55	(367)
Other assets	7,033	8,217	9,725	18,611	17,166	(1,184)	(10,133)

Total assets	$15,503	$16,832	$20,507	$28,554	$28,442	$(1,329)	$(12,939)

Total liabilities	$14,619	$15,986	$19,649	$27,760	$28,017	$(1,367)	$(13,398)

Tangible net worth	$884	$846	$859	$793	$426	$38	$459

1Q 2011 Preliminary Results	16

ALLY FINANCIAL INC.
MORTGAGE OPERATIONS ASSET BREAKOUT (PERIOD-END)

($ in billions)

	CURRENT QUARTER			HISTORICAL QUARTERLY TRENDS				INC / (DEC) VS.
	Origination and Servicing	Legacy Portfolio & Other	Total 3/31/11	Total 12/31/10	Total 9/30/10	Total 6/30/10	Total 3/31/10	Total 12/31/10	Total 3/31/10
ResCap, LLC Assets
Cash and cash equivalents	$0.0	$0.7	$0.7	$0.7	$0.6	$0.6	$0.7	$0.0	$0.0
Accounts receivable (servicing advances, etc)	2.4	0.1	2.5	2.5	2.4	2.4	2.8	(0.0)	(0.3)
Securitized assets (1)	2.4	1.4	3.7	3.9	6.3	15.5	16.3	(0.2)	(12.6)
Derivatives and derivative collateral	3.4	0.0	3.5	4.5	5.3	3.6	1.5	(1.1)	2.0
Restricted cash and other assets	0.2	0.5	0.7	0.7	1.1	1.1	1.0	(0.0)	(0.3)

Cash, accounting and other less value sensitive assets	8.5	2.7	11.1	12.4	15.6	23.2	22.3	(1.3)	(11.2)

Mortgage servicing rights	2.0	—	2.0	2.0	1.7	2.0	2.4	0.1	(0.4)
Other assets (2)	0.0	0.2	0.3	0.3	0.3	0.4	0.6	(0.0)	(0.3)
Assets of international operations held-for-sale	—	—	—	—	0.2	0.5	(0.0)	—	0.0
Mortgage loans held-for-sale	0.3	1.8	2.1	2.1	2.7	2.5	3.2	(0.1)	(1.1)

Assets carried at fair or net realizable value	2.4	2.0	4.4	4.4	4.9	5.3	6.1	(0.1)	(1.8)
Total ResCap, LLC Assets	$10.8	$4.7	$15.5	$16.8	$20.5	$28.6	$28.4	$(1.3)	$(12.9)

Other Mortgage Assets
Ally Bank HFI (3)	$2.3	$7.2	$9.5	$9.5	$9.7	$9.8	$9.8	$(0.1)	$(0.3)
Ally Bank HFS	2.9	0.0	2.9	6.4	7.0	4.2	3.3	(3.5)	(0.4)
Ally Bank warehouse lines	0.8	—	0.8	1.5	2.0	1.8	1.2	(0.7)	(0.4)
Ally Bank MSR	1.7	(0.0)	1.7	1.7	1.1	1.0	1.1	(0.1)	0.6
Other non-ResCap assets (4)	0.6	0.0	0.6	0.7	0.7	0.7	0.6	(0.1)	(0.0)

Total Mortgage Operations Assets	$19.2	$11.8	$31.0	$36.8	$41.0	$46.0	$44.5	$(5.8)	$(13.5)

(1)	03/31/2011 includes domestic securitized assets of $0.8 billion, international securitized assets of $0.4 billion and $2.4 billion of domestic HFS assets related to ResCap has the option, but not the obligation, to repurchase loans in off-balance sheet securitizations
(2)	Includes REO, AFS, trading securities, warehouse loans, model homes and other assets
(3)	03/31/2011 Legacy amount primarily consists of loans originated prior to 1/1/2009
(4)	Includes Ally Bank Cash, Accounts Receivables and Other Assets, as well as ResMor Trust and intercompany eliminations

1Q 2011 Preliminary Results	17

ALLY FINANCIAL INC.
CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
Income Statement
Net financing loss
Total financing revenue and other interest income	$47	$41	$43	$40	$31	$6	$16
Interest expense
Core original issue discount amortization (1)	296	301	310	292	296	(5)	0
Other interest expense	273	289	286	239	245	(16)	28

Total interest expense	569	590	596	531	541	(21)	28

Net financing loss	(522)	(544)	(553)	(492)	(510)	22	(12)
Other revenue
Loss on extinguishment of debt	(39)	—	(2)	(3)	(118)	(39)	79
Other gain on investments, net	25	35	32	47	32	(10)	(7)
Other income, net of losses	39	10	4	(8)	(71)	29	110

Total other revenue (expense)	25	45	34	36	(157)	(20)	182

Total net expense	(497)	(499)	(519)	(456)	(667)	2	170
Provision for loan losses	(17)	—	(68)	11	15	(17)	(32)
Noninterest expense
Compensation and benefits expense	136	173	145	140	156	(37)	(20)
Other operating expense	8	(16)	(28)	(17)	(27)	24	35

Total noninterest expense	144	157	117	123	129	(13)	15

Loss from cont. ops before income tax (benefit) expense	$(624)	$(656)	$(568)	$(590)	$(811)	$32	$187

Balance Sheet (Period-End)
Cash, trading and investment securities	$21,940	$20,452	$18,419	$20,923	$19,682	$1,488	$2,258
Loans held-for-sale	6	—	—	5	34	6	(28)
Finance receivables and loans, net
Consumer loans	(1)	—	—	—	(1)	(1)	—
Commercial loans	1,408	1,704	2,385	2,855	2,846	(296)	(1,438)
Allowance for loan losses	(119)	(135)	(166)	(349)	(438)	16	319

Total finance receivables and loans, net	1,288	1,569	2,219	2,506	2,407	(281)	(1,119)
Other assets	6,516	6,540	7,999	8,031	9,521	(24)	(3,005)

Total assets	$29,750	$28,561	$28,637	$31,465	$31,644	$1,189	$(1,894)

	2011	2012	2013	2014	2015	2016 and After
OID Amortization Schedule
Remaining Core OID Amortization (as of 3/31/2011)	$616	$337	$249	$175	$48	Avg / Yr = $77

(1)	$30 million of accelerated OID amortization in 1Q11 and $101 million in 1Q10 included in extinguishment of debt

1Q 2011 Preliminary Results	18

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
Asset Quality - Consolidated (1)
Ending Loan Balance	$106,488	$101,398	$95,770	$90,371	$86,468	$5,090	$20,020
30+ Accruing DPD	$963	$1,114	$1,173	$1,380	$1,366	$(151)	$(402)
30+ Accruing DPD %	0.9%	1.1%	1.2%	1.5%	1.6%
Non-Performing Loans (NPLs)	$1,244	$1,508	$1,592	$2,294	$2,443	$(264)	$(1,198)
Net Charge-Offs (NCOs)	$189	$240	$334	$307	$316	$(51)	$(127)
Net Charge-Off Rate (2)	0.7%	1.0%	1.4%	1.4%	1.5%

Provision Expense	$113	$71	$9	$218	$144	$42	$(31)
Allowance Balance (ALLL)	$1,806	$1,873	$2,054	$2,377	$2,480	$(67)	$(673)

ALLL as % of Loans (3)	1.7%	1.8%	2.1%	2.6%	2.9%
ALLL as % of NPLs (3)	145.2%	124.3%	129.0%	103.6%	101.5%
ALLL as % of NCOs (3)	239.1%	194.8%	153.8%	193.3%	196.1%

(1)	Loans within this table are classified as held-for-investment recorded at historical cost as these loans are included in our allowance for loan losses
(2)	Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance receivables and loans excluding loans measured at fair value and loans held-for-sale
(3)	ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

1Q 2011 Preliminary Results	19

ALLY FINANCIAL INC.
CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
North American Auto
Consumer
Allowance balance	$768	$813	$900	$959	$942	$(45)	$(174)
Total consumer loans	$47,355	$41,895	$36,717	$32,813	$28,341	$5,460	$19,014
Coverage ratio	1.6%	1.9%	2.5%	2.9%	3.3%

Commercial
Allowance balance	$131	$132	$126	$142	$161	$(1)	$(30)
Total commercial loans	$31,615	$31,229	$29,623	$28,382	$28,546	$386	$3,069
Coverage ratio	0.4%	0.4%	0.4%	0.5%	0.6%

International Auto
Consumer
Allowance balance	$148	$156	$150	$161	$178	$(8)	$(29)
Total consumer loans	$9,513	$9,359	$9,378	$8,900	$9,773	$154	$(260)
Coverage ratio	1.6%	1.7%	1.6%	1.8%	1.8%

Commercial
Allowance balance	$58	$30	$28	$37	$44	$28	$14
Total commercial loans	$4,633	$4,400	$4,263	$4,164	$4,035	$233	$598
Coverage ratio	1.3%	0.7%	0.6%	0.9%	1.1%

Mortgage HFI (1)
Consumer
Allowance balance	$563	$580	$623	$659	$635	$(17)	$(72)
Total consumer loans	$10,568	$10,749	$11,142	$11,286	$11,243	$(181)	$(674)
Coverage ratio	5.3%	5.4%	5.6%	5.8%	5.6%

Non-performing loans	$412	$561	$606	$624	$446	$(149)	$(34)
Allowance as a % of NPLs	136.6%	103.4%	102.9%	105.6%	142.3%

Commercial
Allowance balance	$18	$26	$60	$70	$82	$(8)	$(64)
Total consumer loans	$913	$1,659	$2,211	$2,002	$1,542	$(746)	$(629)
Coverage ratio	1.9%	1.6%	2.7%	3.5%	5.3%

Non-performing loans	$92	$110	$136	$167	$237	$(18)	$(145)
Allowance as a % of NPLs	19.2%	23.4%	44.4%	41.9%	34.5%

(1)	ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts

1Q 2011 Preliminary Results	20

ALLY FINANCIAL INC.
CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
Global Auto Delinquencies - Managed Retail Contract Amount (1)
Nuvell delinquent contract $	$142	$229	$262	$403	$362	$(87)	$(220)
Delinquent contract $ (excluding Nuvell)	$663	$765	$805	$864	$888	$(102)	$(224)
% of retail contract $ outstanding	1.42%	1.94%	2.26%	2.93%	2.87%
% of retail contract $ outstanding (excluding Nuvell)	1.21%	1.57%	1.81%	2.16%	2.22%

Global Auto Annualized Credit Losses - Managed Retail Contract Amount
Nuvell credit losses	$26	$36	$46	$36	$94	$(10)	$(68)
Credit losses (excluding Nuvell)	$85	$72	$90	$75	$131	$13	$(45)
% of avg. managed assets	0.83%	0.88%	1.20%	1.05%	2.04%
% of avg. managed assets (excluding Nuvell)	0.66%	0.62%	0.85%	0.77%	1.30%

North American Auto
Annualized consumer net charge-offs as a % of on-balance sheet assets	0.83%	0.92%	1.29%	1.03%	2.30%
Managed retail contracts over 30 days delinquent	1.34%	2.02%	2.35%	3.14%	3.07%

Repossessions as a % of average number of managed retail contracts outstanding Severity of loss per unit serviced - Retail	1.67%	2.23%	2.60%	2.40%	3.46%
New	$7,907	$8,314	$8,094	$8,495	$8,951	$(408)	$(1,044)
Used	$6,322	$6,920	$6,872	$6,996	$7,504	$(598)	$(1,182)

Lease residual value (sales proceeds as % of ALG)	122%	119%	119%	115%	112%

International Auto
Annualized consumer net charge-offs as a % of on-balance sheet assets	0.80%	0.72%	0.87%	1.09%	1.24%
Managed retail contracts over 30 days delinquent	1.81%	1.56%	1.92%	2.15%	2.25%

Repossessions as a % of average number of managed retail contracts outstanding	0.68%	0.59%	0.63%	0.71%	0.60%

(1)	$ Amount of accruing contracts greater than 30 days past due

1Q 2011 Preliminary Results	21

ALLY FINANCIAL INC.
CAPITAL

($ in billions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
Cost of Funds
Ally Financial’s worldwide cost of borrowing (incl. OID)	5.1%	5.3%	5.2%	5.1%	5.5%
Ally Financial’s worldwide cost of borrowing (excl. OID)	4.1%	4.3%	4.2%	4.1%	4.4%

Capital
Risk-weighted assets	$150.8	$148.0	$147.0	$146.2	$148.4	$2.8	$2.4

Tier 1 capital ratio	14.7%	15.0%	15.4%	15.3%	14.9%
Tier 1 common capital ratio	8.4%	8.6%	5.3%	5.2%	5.0%
Total risk-based capital ratio	16.0%	16.4%	16.8%	16.8%	16.4%

Tangible common equity / Tangible assets	7.5%	7.6%	4.8%	4.6%	4.4%
Tangible common equity / Risk-weighted assets	8.6%	8.8%	5.6%	5.5%	5.3%

($ in billions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
Shareholders’ equity	$20.4	$20.5	$21.0	$20.8	$20.5	$(0.1)	$(0.1)
less: Goodwill and certain other intangibles	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	—	—
Unrealized (gains) losses and other adjustments	(0.3)	(0.3)	(0.4)	(0.4)	(0.5)	—	0.2
Trust preferred securities	2.5	2.5	2.5	2.5	2.5	—	—

Tier 1 capital	$22.1	$22.2	$22.6	$22.4	$22.1	$(0.1)	$—

Tier 1 Capital	$22.1	$22.2	$22.6	$22.4	$22.1	$(0.1)	$—
less: Preferred equity	(6.9)	(7.0)	(12.2)	(12.2)	(12.2)	0.1	5.3
Trust preferred securities	(2.5)	(2.5)	(2.5)	(2.5)	(2.5)	—	—

Tier 1 common capital	$12.7	$12.7	$7.8	$7.7	$7.4	$—	$5.3

Tier 1 capital	$22.1	$22.2	$22.6	$22.4	$22.1	$(0.1)	$—
add: Qualifying subordinated debt and redeemable preferred stock	0.2	0.2	0.2	0.2	0.2	—	—
Allowance for loan and lease losses includible in Tier 2 capital	1.7	1.8	1.9	2.0	2.1	(0.1)	(0.4)

Total risk-based capital	$24.1	$24.2	$24.7	$24.6	$24.4	$(0.1)	$(0.3)

Total shareholders’ equity	$20.4	$20.5	$21.0	$20.8	$20.5	$(0.1)	$(0.1)
less: Preferred equity	(6.9)	(7.0)	(12.2)	(12.2)	(12.2)	0.1	5.3
Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	(0.0)	(0.0)

Tangible common equity	$12.9	$13.0	$8.3	$8.1	$7.8	$(0.1)	$5.1

Total assets	$173.7	$172.0	$173.2	$176.8	$179.4	$1.7	$(5.7)
less: Goodwill and intangible assets	(0.5)	(0.5)	(0.5)	(0.5)	(0.5)	(0.0)	(0.0)

Tangible assets	$173.2	$171.5	$172.7	$176.3	$178.9	$1.7	$(5.7)

Note: Numbers may not foot due to rounding

1Q 2011 Preliminary Results	22

ALLY FINANCIAL INC.
LIQUIDITY

	3/31/2011		12/31/2010		INC / (DEC)
Available Liquidity ($ in billions)	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents	$7.6	$3.7	$6.7	$3.1	$0.9	$0.6
Unencumbered securities (2)	1.2	5.0	2.3	4.4	(1.1)	0.6
Current committed unused capacity (3)	10.9	4.9	11.1	3.8	(0.2)	1.1
Subtotal	$19.7	$13.6	$20.1	$11.3	$(0.4)	$2.3
Ally Bank intercompany loan (4)	2.3	(2.3)	3.7	(3.7)	(1.4)	1.4

Total available liquidity	$22.0	$11.3	$23.8	$7.6	$(1.8)	$3.7

Unsecured Long-Term Debt Maturity Profile ($ in billions)	2011	2012	2013	2014	2015	2016 and After
Consolidated remaining maturities	$7.1	$12.8	$1.9	$4.2	$3.7	$20.5

(1)	Parent defined as Ally Consolidated less Ally Bank, ResCap (not shown) and Insurance (not shown)
(2)	Includes UST, Agency debt and Agency MBS
(3)	Includes equal allocation of shared unused capacity totaling $3.93 billion in 1Q and $3.89 billion at year end which can be used by Ally Bank or the Parent (including international subsidiaries)
(4)	To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice.

1Q 2011 Preliminary Results	23

ALLY FINANCIAL INC.
DEPOSITS

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
Key Statistics
Average retail CD maturity (months)	24.1	22.8	21.0	19.0	16.0	1.3	8.1
Average retail deposit rate	1.6%	1.7%	1.8%	1.8%	2.0%

CD balances up for renewal	$1,891	$2,172	$1,557	$3,360	$3,050	$(280)	$(1,159)
CD balances retained (1)	1,632	1,841	1,363	2,747	2,186	(209)	(554)

Retention rate	86%	85%	88%	82%	72%

Ally Financial Deposits Levels
Ally Bank retail	$23,469	$21,817	$20,504	$18,690	$17,672	$1,652	$5,798
Ally Bank brokered	9,836	9,992	9,978	9,858	9,757	(157)	79
ResMor Trust	3,417	3,351	3,232	2,891	2,119	65	1,297
Other	3,974	3,887	4,242	3,783	3,309	87	665

Total deposits	$40,696	$39,048	$37,957	$35,222	$32,857	$1,648	$7,839

(1)	Retention includes balances retained in any Ally Bank product

1Q 2011 Preliminary Results	24

ALLY FINANCIAL INC.
ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIO (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS
	3/31/2011	12/31/2010	9/30/2010	6/30/2010	3/31/2010	9/30/2009
Loan Value
Gross Carry Value	$10.0	$10.1	$10.3	$10.4	$10.4	$13.8
Net Carry Value	$9.5	$9.5	$9.7	$9.8	$9.8	$13.1

Estimated Pool Characteristics
% Prime Jumbo (> 1/1/2009)	23.0%	20.6%	18.7%	16.2%	12.4%	5.0%
% Second Lien	15.4%	15.9%	16.4%	17.1%	18.0%	21.4%
% Interest Only	34.9%	36.5%	38.6%	40.2%	41.2%	44.4%
% 30+ Day Delinquent	3.5%	3.9%	3.8%	4.0%	3.9%	9.5%
% Low/No Documentation	17.4%	18.0%	18.3%	18.8%	19.7%	27.7%
% Non-primary Residence	4.3%	4.4%	4.5%	4.6%	4.8%	5.5%
Refreshed FICO	729	729	730	730	727	705
Wtd. Avg. LTV/CLTV (1)	90.7%	89.5%	90.0%	90.1%	90.7%	106.0%
High Risk Geographies (2)	38.6%	38.8%	39.0%	39.0%	38.8%	43.2%

(1)	Updated home values derived using a combination of Appraisals, BPOs, AVMs and MSA level house price indices
(2)	Includes CA, FL, MI and AZ

1Q 2011 Preliminary Results	25

ALLY FINANCIAL INC. MORTGAGE REPURCHASE RESERVES

($ in millions)

Mortgage Repurchase Reserves	1Q 10	2Q 10	3Q 10	4Q 10	1Q 11
Beginning reserve balance	$1,263	$890	$855	$1,128	$830
Repurchase reserve expense	49	97	344	180	26
Other additions	1	25	8	37	6
Loss experience, net (1)	(423)	(156)	(80)	(515)	(32)

Ending reserve balance	$890	$855	$1,128	$830	$830

Outstanding Claims by Counterparty (2) (3)	1Q 10	2Q 10	3Q 10	4Q 10	1Q 11
GSEs	$229	$190	$218	$170	$98
Monoline	596	601	632	661	667
Other	40	37	38	88	73

Total	$865	$827	$889	$918	$838

New Claims Trends	1Q 10	2Q 10	3Q 10	4Q 10	1Q 11	Mix (1Q10 - 1Q11)
Pre 2004	$13	$11	$11	$12	$7	4%
2005	17	10	17	14	7	5%
2006	86	47	67	35	15	20%
2007	159	96	108	98	24	39%
2008	108	56	61	31	25	22%
Post 2008	9	5	17	29	53	9%
Unspecified	—	—	1	3	2	0%

Total Claims	$392	$225	$281	$222	$133	100%

(1)	Includes settlement amounts
(2)	Includes claims that Ally has requested to be rescinded but not yet confirmed by the counterparty
(3)	Represents current UPB and requested make-whole amounts for claims and does not represent expected losses

1Q 2011 Preliminary Results	26

ALLY FINANCIAL INC. DISCONTINUED OPERATIONS, NET OF TAX

($ in millions)

	QUARTERLY TRENDS					INC / (DEC) VS.
Impact of Discontinued Operations by Segment	1Q 11	4Q 10	3Q 10	2Q 10	1Q 10	4Q 10	1Q 10
International Automotive Finance (1)	$(31)	$(88)	$39	$65	$(4)	$57	$(27)
Insurance (1)	7	(20)	3	(1)	(4)	27	11

Global Automotive Services	(24)	(108)	42	64	(8)	84	(16)
Mortgage Origination and Servicing	—	—	—	—	—	—	—
Legacy Portfolio and Other	—	(9)	(51)	98	13	9	(13)

Mortgage Operations	—	(9)	(51)	98	13	9	(13)
Corporate and Other	—	—	1	1	6	—	(6)

Consolidated net (loss) income	$(24)	$(117)	$(8)	$163	$11	$93	$(35)

Total Assets (Period-End)	$523	$690	$1,592	$12,039	$13,239	$(167)	$(12,716)

Businesses classified as discontinued operations as of 3/31/2011
Automotive Finance
Australia
Russia
Venezuela
Insurance
U.K. P&C (2)

(1)	Includes certain income tax activity recognized by Corporate and Other
(2)	Definitive agreement signed in April 2011

1Q 2011 Preliminary Results	27

ALLY FINANCIAL INC. OWNERSHIP

($ in millions)

Common Ownership as of 3/31/2011

Other Tier 1 Capital as of 03/31/11

		Liquidation	Book
Series	Owner	Preference	Value
Trust Preferred Securities (1)	Investors	$2,667	$2,541
Series F-2 Mandatory Convertible Preferred (1)	U.S. Treasury	$5,938	$5,685
Series G Perpetual Preferred	Investors	$2,577	$234
Series A Perpetual Preferred	Investors	$1,022	$1,021

(1)	Includes exercised warrants

1Q 2011 Preliminary Results	28